A. M. Castle & Co.

Advancing our Vision for **Growth**



NYSE: CAS

March 2012

Forward Looking Statements

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "predict," "plan," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including those risk factors identified in Item 1A "Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the U.S. Securities and Exchange Commission on March 14, 2012.

All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Regulation G & Other Cautionary Notes

This presentation includes non-GAAP financial measures to assist the reader in understanding our business. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with U. S. GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in the appendix to this presentation, provides meaningful information and therefore we use it to supplement our GAAP guidance. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to provide an additional measure of performance.

The Company believes that the use and presentation of EBITDA, which is defined by the Company as income before provision for income taxes plus depreciation and amortization, and interest expense, less interest income, is widely used by the investment community for evaluation purposes and provides the investors, analysts and other interested parties with additional information in analyzing the Company's operating results. EBITDA should not be considered as an alternative to net income or any other item calculated in accordance with U.S. GAAP, or as an indicator of operating performance. Our definition of EBITDA used here may differ from that used by other companies.

The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.

In this presentation, we refer to information and statistics regarding the general manufacturing markets. We obtained this information and these statistics from sources other than us, such as Purchasing magazine and the Institute of Supply Management, which we have supplemented where necessary with information from publicly available sources and our own internal estimates. We have used these sources and estimates and believe them to be reliable.

Overview

- Specialty Products, Specialty Services, Customized Supply Chain Solutions
- One of the largest metal service center companies in the U.S., $1.1 billion 2011 revenue
- Integrating Tube Supply, a leading value-added supplier to the Oil & Gas industry
- Strong exposure to high-growth end-markets including Oil & Gas, Mining and Heavy Equipment and Aerospace
- Supplying over 5,000 products to 25,000 customers
- Foremost global distributor of specialty grade, high performance metals
- 120 year history in the metal service center industry
- Expanding global footprint






Positioned for Growth
Acquisition of Tube Supply, Inc

- Purchased Tube Supply, Inc. ("TSI")
  - A value-added distributor of specialty tubular and bar products for the Oil & Gas industry
  - Provider of broad range of oilfield quality metals with a specific focus on the equipment and tools used in downhole drilling, completion and wellhead applications
- Excellent fit with A. M. Castle's Oil & Gas business
  - An easy transition into CAS' business model for profitable growth
  - Adds a new set of products in a high growth market; horizontal drilling and completions require high grade alloys in larger quantities
  - Long-term strategic fit that will allow CAS to capitalize on the projected growing demand and opportunities in this sector.

Existing Houston Office and Warehouse



New Houston Warehouse



Edmonton Office and Warehouse



Strategic Rationale and Benefits

- Complements A. M. Castle's existing Oil & Gas capabilities
  - Increased scale (nearly tripling exposure)
  - Expanded customer and supplier relationships
  - Footprint for global growth
- Broad product portfolio for well construction metals
- Comparable size to largest oil & gas competitors
- Diversifies end markets with expanded product range
- Focus on high value-added, high margin products and services

Summary Statistics (12 Months Ended 10/31/11)	($ millions)
Purchase Price	$184.0
Net Sales	$207.5
Gross Profit	$ 64.3
Operating Expense	$ 20.3
Operating Income	$ 44.0
Inventory	$ 74.9
Accounts Receivable	$ 33.2

Accretive to EPS and Margins

This slide contains non-GAAP information. See "Reg G" in Appendix for detailed reconciliation

Service Solutions
Serving Vital Link in Global Metal Supply Chain


Mills
A. M. Castle
Sub
Sub
Sub
Sub
Sub
Sub
Global OEMs
Global

A. M. Castle is a Vital Link in the Metal Supply Chain

- Purchase metal at mill minimum order quantities
- Leverage diverse mill relationships to achieve procurement advantages (price and product availability)
- Deliver products to a large and diverse customer base of OEMs and sub-contractors
- Provide value-added services including semi-finished products
- Castle Metals Plus™ - collaborative supply chain management
  - Manage the gap between supplier lead-times and customer demand
  - Manage sub-contractor networks for global OEM customers
  - Ensure supply of constrained specialty metals

Specialty Grade, High Value Metals



Products Provided
(2011 Pro Forma Net Sales)



Alloy 34%
Aluminum 17%
Stnls & Ni 18%
Carbon 16%
All Others 2%
Titanium 4%
Plastics 9%

Diversified Product Offering with Focus on Specialty Materials

Service Solutions
Serving Vital Link in Global Metal Supply Chain


Mills
Sub
Sub
Sub
Sub
Sub
Sub
Global
Global
OEMs

Together, Castle and TSI serve as a vital link in the metal supply chain

Recent Growth Achievements

Growth

- Acquisition of TSI expanded our presence in the Oil & Gas industry and expanded our global reach

Diversified End-Markets

- Focused on additional global, growing markets: Aerospace, Mining and Heavy Equipment

Expanded Global Reach

- Expanding our presence in Mexico, Shanghai, Singapore and the UK with facility, equipment and inventory investments, to support growth opportunities

Improved Customer Experience

- Launched Customer Experience improvement initiative in 2010 to develop and enhance our supply chain solutions and value-added processing capabilities.

Organic Growth and Acquisitions are Expanding our Market Share

Well-Positioned to Capture Growth Opportunities



$400
$350
$300
$250
$200
$150
$100
$50
$-
70
65
60
55
50
45
40
35
30

	1Q'09	2Q'09	3Q'09	4Q'09	1Q'10	2Q'10	3Q'10	4Q'10	1Q'11	2Q'11	3Q'11	4Q'11
Revenue	$252	$195	$184	$181	$223	$240	$245	$236	$273	$283	$295	$282
PMI	36	43	52	55	57	58	57	57	60	57	52	52

- The late-cycle nature of our business classically has lagged the general economic cycle by twelve months
  - > Trough ran from the second quarter of 2009 through the first quarter of 2010
- Improvement across most of our end-markets in 2011, including heavy industrial and mining equipment, power generation, commercial aerospace and defense aerospace

Source:: Management uses the Purchaser's Managers Index ("PMI") provided by the Institute of Supply Management for the January 2009-December 2011 PMI numbers and Castle's quarterly revenues for each of the respective interim periods.

Go-To-Market Strategy

Pursuing Profitable and High-Growth End-Markets



Commercial Aerospace

- Ongoing multi-year backlogs at major aircraft manufacturers provide long-term revenue streams
- Airlines forecasting pickup in demand and higher load levels, and additional aircraft production rate increases announced throughout 2010



Defense Aerospace

- Specialty products and supply chain solutions are key deliverables to the Defense industry
- Joint Strike Fighter F-35 contract extended through 2016



Oil & Gas

- Strategically positioned to succeed with growing global presence, including Shanghai, Singapore and U.S. Gulf region
- Provide range of products to support drilling and completion activities, including unconventional drilling and fracking



Heavy Equipment & Infrastructure

- Funding for capital spending expected to increase as economic recovery continues
- Long-term relationships with the leading global OEMs in this marketplace

Unmatched Experience and Expertise in Key End-Markets

Go-To-Market Strategy
Providing Solutions to Optimize Supply Chain Performance

- Providing unrivaled industry expertise and forecasting capabilities to create true strategic partnerships with customers
- Customer collaborations result in verifiable improvements that impact total cost, delivery, quality, and exposure to metal supply
- Focus on material management and improved forecasting supported by our investment in technological enhancements

Go-To-Market Strategy

Case Study: F-35 Joint Strike Fighter (JSF) Program

- Signed six-year contract extension with Lockheed Martin for the F-35 Joint Strike Fighter (JSF) Program through 2016
- Supplier to the platform since inception
- Supplying aluminum plate and cut-to-size aluminum plate products
- Global account with various value-added processing and collaborative supply chain management services
- Value estimated to be at least $250-$300 million range over a six-year term







Blue Chip Customer Base

Serving a Broad Range of Diverse Customers

Serving Global OEMS and Thousands of Medium and Smaller-Sized Firms
Over 115 Customers with Sales in Excess of $1.0 million in 2010

Financial Overview

Positioned For Profitable Growth


Revenue
$ in millions
$1,600
$1,200
$800
$400
$0
$1,501
$813
$944
$1,132
2008
2009
2010
2011

- FY 2011 revenue up 20% over last year
- Increased activity seen in virtually all targeted end-markets

Positioned For Profitable Growth

ADJUSTED EBITDA* *$ in millions*


$120
$100
$80
$60
$40
$20
$0
-$20
$95
$(14)
$17
$37
2008
2009
2010
2011

* *This slide contains Non-GAAP information, specifically 2008 and 2009 exclude non-cash charges of $58.9 million and $1.4 million, respectively, for goodwill impairment. See "Reg G" in Appendix for a detailed reconciliation and definition of EBITDA.*

Positioned For Profitable Growth



Annual Operating Cash Flows
$ in millions
$60
$40
$20
$0
-$20
-$40
-$60
$22
$53
$34
$(46)
2008
2009
2010
2011*

* Cash used in operating activities is a result of increased investment in working capital to support 20% sales growth in 2011 and future anticipated sales growth. This chart demonstrates counter-cyclical cash flow nature of the business.

Balance Sheet Comparison

$ in millions

	12/31/11	12/31/10
Accounts Receivable	$ 181	$ 128
Inventory	272	131
Other Current Assets	49	52
Total Current Assets	$ 502	$ 311
Accounts Payable	(117)	(72)
Other Current Liabilities	(36)	(44)
Working Capital	$ 349	$ 195
Total Capital	$ 627	$ 382
Debt	(315)	(69)
Equity	$ 312	$ 313

Solid Working Capital Measurements

Inventory Turns – DSI


Days
200
175
150
125
100
75
50
25
0
130
189
143
129
2008
2009
2010
2011

Receivables – DSO


Days
60
50
40
30
20
10
0
47.6
54.8
49.9
50.3
2008
2009
2010
2011

- Inventory turnover rates returned to historical levels in 2011
- Continued focus on conservative approach to receivables management

Strong Financial Position

Debt to Total Capital Ratios*



60%
50%
40%
30%
20%
10%
0%
25.2%*
21.9%
18.1%
50.2%*
2008
2009
2010
2011

- Total debt increased from $69.1M at year-end 2010 to $314.9M at year-end 2011
- Increase in debt is related to the acquisition of Tube Supply, Inc.

** The 2008 and 2011 increase in debt was primarily due to the acquisitions of Metals UK (January 2008) and Tube Supply. Inc.(December 2011)*

Summary of Debt Issuances

	ABL	High-Yield	Convertible
Total Facility/ Issuance	$100M	$225M	$57.5M
Lead	Wells Fargo Bank, N.A.	Jefferies	Jefferies
Maturity	4-years	5-years	6-years
Accordion	$50M		
L/C Sub-limit	$20M		
Swingline	$10M		
Pricing	Libor or base rate + spread* * Based on excess availability	12.75%	- 7% - $10.28/share conversion price
Unused Fees	25-37.5 bps		
Borrowing Base	A/R and Inventory		
Financial Covenants	- Springing Fixed Charge (1.1X) when Excess Availability <10% or $10M - Cash dominion - Other non-financial covenants that need to be maintained - Field exams	None	None

Investment Highlights

- Increased global presence and capabilities
- Increased customer penetration
- Specialty high value products & services
- Attractive financial position and cash flow characteristics
- Strong alignment with growing end markets
- Experienced management team
- Diversified, blue chip customers
- Extensive supplier relationships
- Proven track record of performance

APPENDIX

Broad Geographic Footprint


BC
AB
SK
MB
ON
QC
NL
NB
NS
PE
WA
MT
ND
MN
WI
OR
ID
WY
SD
NE
IA
IL
IN
OH
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
NV
UT
CO
KS
MO
KY
WV
VA
CA
AZ
NM
OK
AR
TN
NC
SC
GA
AL
MS
LA
TX
FL
Gulf of California


China
Singapore


United Kingdom
France
Spain

- Corporate Headquarters
- Castle Metals Aerospace
- Subsidiary Locations – Total Plastics
- Castle Metals
- Castle Metals Oil & Gas
- Castle Metals Plate
- International
- TSI

Management Team

Name	Position	Years at Company / Industry
Michael H. Goldberg	President & CEO	6 / 31
Scott F. Stephens	CFO	3 / 7
G. Nicholas Jones	Commercial Unit President Oil & Gas	1 / 11
Blain A. Tiffany	Commercial Unit President Industrials	11 / 32
James Callan	Commercial Unit President Aerospace	1 / 21
Thomas L. Garrett*	Commercial Unit President Total Plastics	23 / 23

Name	Position	Years at Company / Industry
Paul Sorensen	Principal / Co-Owner – Tube Supply	25 / 31
Jerry Willeford	Principal / Co-Owner – Tube Supply	25 / 32
Chris Friend	CFO – Tube Supply	19 / 19

Suppliers

Stable supply base values A. M. Castle as a key customer and provides access to specialty metals

Product Category	Supplier
Aluminum	Kaiser Aluminum and Alcoa
Alloy	Timken and Republic
Nickel & Stainless	Allegheny and Special Metals
Carbon	ArcelorMittal, Ipsco & Gerdau
Titanium	RTI
Plastics	Cyro Industries/Degussa, Sheffield Plastics/Division of Bayer, and Quadrant Engineered Plastics

Blue Chip Platform Support


F35

A380
Airbus A380

Stryker

Gulfstream V

JSF

Metal Type

- H-T Aluminum Plate
- Titanium
- Alloy
- Stainless
- Nickel

End Market

- Large Commercial Aircraft
- Regional Aircraft
- Military Aerospace
- Business/General Aviation
- Freighter Conversion
- MRO

Key Platforms Supported

- Airbus A318, A319, A320, A321, A330, A380
- Boeing 737, 747, 777, 787
- Bombardier, Embraer
- C-17 C-27, c130, F15, F16, F18, F22
- Joint Strike Fighter (F-35)
- Cessna, Gulfstream, Piper, Raytheon, Mooney
- Aeronavali, Israel Aircraft Industries (747 and 767), Singapore Technologies, Alcoa-SIE
- British Airways, American Airlines, United Airlines
- Commercial Engine Components
- Landing Gear
- Engines

Aerospace Structural Material Usage

- Heat-treated aluminum is the dominant structural material in aircraft fabrication
- Composite usage will increase in certain applications but will not displace Castle Metals Aerospace business



Airbus A380
Wing Schematic
Ribs (3"-7" Plate)
Tubing
A.M. Castle Products –
Minimal Composite
Substitutions
Spars (Plate/Extrusions)
Stringers (Extrusions)
A.M. Castle Products –
Engine Components
Wingskins
(Mill-Direct Plate/Sheet)
Primary Composites Substitution

SEC Regulation G Non-GAAP Reconciliation

The financial measures presented below are not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

($ in millions)	2011	2010	2009	2008
Reconciliation of EBITDA to Net Income:				
Net Loss	$ (1.8)	$ (5.6)	$ (26.9)	$ (17.1)
Depreciation and Amortization Exp	20.5	20.6	21.3	23.3
Interest Expense, Net	13.7	5.0	6.5	9.4
Loss on extinguishment of debt	6.1	–	–	–
Income Taxes	(1.1)	(3.1)	(16.3)	20.7
EBITDA	$ **37.4**	$ **16.9**	$ **(15.4)**	$ **36.3**
Non-Cash Charges	–	–	1.4	58.9
Adjusted EBITDA	$ **37.4**	$ **16.9**	$ **(14.0)**	$ **95.2**